CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

            The undersigned, the President and CEO of the SEI Insurance Products Trust (the “Fund”), with respect to the Fund’s Form N-CSR for the year ended December 31, 2014 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

            1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: February 27, 2015

/s/ Robert A. Nesher
Robert A. Nesher

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

            The undersigned, the Controller & CFO of the SEI Insurance Products Trust (the “Fund”), with respect to the Fund’s Form N-CSR for the year ended December 31, 2014 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

            1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: February 27, 2015

/s/ Peter A. Rodriguez
Peter A. Rodriguez